UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2017

STANDARD DIVERSIFIED OPPORTUNITIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36696	56-1581761
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Concord Pike, Suite 301 Wilmington, DE	19803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 824-7062

Special Diversified Opportunities Inc.

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 30, 2017, Standard Diversified Opportunities Inc. (f/k/a Special Diversified Opportunities Inc.) (the “Company”) filed the Interim Charter Amendment (as defined below). See Item 5.07 of this Current Report on Form 8-K for a description thereof. In addition, information regarding the Interim Charter Amendment set forth in Pre-Effective Amendment No. 4 to the Company’s Registration Statement on Form S-4 (Commission File No. 333-215802), as filed with the Commission on May 4, 2017, is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At a special meeting of the Company’s stockholders held on May 30, 2017 (the “Special Meeting”), the Company’s stockholders, upon the recommendation of the board of directors of the Company, voted in favor of the amendment and restatement of the Fourth Amended and Restated Certificate of Incorporation of the Company (the “Interim Charter Amendment”).

The Interim Charter Amendment Proposal was comprised of eight separate proposals, each of which had to have been approved in order to effect the Interim Charter Amendment. The Interim Charter Amendment Proposal consisted of: (i) a proposal to amend and restate the Fourth Amended and Restated Certificate of Incorporation of the Company, as amended, to change the name of the Company to “Standard Diversified Opportunities Inc.”; (ii) a proposal to amend and restate the Fourth Amended and Restated Certificate of Incorporation of the Company, as amended, to increase the number of authorized shares of the Company’s Common Stock, $0.01 par value per share, from 50,000,000 to 330,000,000, of which 300,000,000 shall be a class of Common Stock designated as “Class A Common Stock” and 30,000,000 shall be a class of Common Stock designated as “Class B Common Stock,” which classes shall be identical except that (a) each share of Class B Common Stock shall entitle its holder of record to 10 votes per share and (b) the shares of Class B Common Stock shall be convertible into shares of Class A Common Stock automatically upon the transfer of such shares of Class B Common Stock, with certain exceptions, or upon the affirmative vote of holders of two-thirds of the then-outstanding shares of Class B Common Stock or voluntarily by the holder of such shares of Class B Common Stock; (iii) a proposal to amend and restate the Fourth Amended and Restated Certificate of Incorporation of the Company, as amended, to increase the number of authorized shares of the Company’s preferred stock, $0.01 par value per share, from 19,664,362 to 500,000,000, all of which shall be designated as blank check preferred stock; (iv) a proposal to amend and restate the Fourth Amended and Restated Certificate of Incorporation of the Company, as amended, to cause the re-classification of the Company’s current common stock issued and outstanding or held as treasury stock, such that every 25 shares of such current Common Stock shall be reclassified as, and shall become, one fully paid and nonassessable share of Class A Common Stock; (v) a proposal to amend and restate the Fourth Amended and Restated Certificate of Incorporation of the Company, as amended, to require that, for a period of 18 months from the effective time of the filing of the Interim Amended Charter with the Secretary of State of Delaware, any merger, consolidation, share exchange or similar transaction as a result of which Standard General L.P. and its affiliates, individually or in the aggregate, would own ninety-five percent (95%) or more of the issued and outstanding shares of the Class B Common Stock and Class A Common Stock of the Company, shall require the approval of the holders of a majority of the shares of Class A Common Stock held by stockholders of the Company other than Standard General L.P. and its affiliates, and that for such 18-month period, any amendment to such requirement would require the approval of the holders of a majority of the shares of Class A Common Stock held by the stockholders of the Company other than Standard General L.P. and its affiliates; (vi) a proposal to amend and restate the Fourth Amended and Restated Certificate of Incorporation of the Company, as amended, to permit the stockholders to act by written consent of a majority of the total votes eligible to be cast at a duly constituted meeting; (vii) a proposal to amend and restate the Fourth Amended and Restated Certificate of Incorporation of the Company, as amended, to allow for a special meeting of the stockholders to be called by (a) the majority of the board of directors, (b) the chairman of the board of directors, (c) the president of the Company, without approval of the disinterested directors if at such time the meeting is called there is a stockholder or affiliate of such stockholder that beneficially owns at least 15% of the voting power of the Company’s stock, or (d) stockholders holding a majority of the total votes eligible to be cast by the stockholders; and (viii) a proposal to amend and restate the Fourth Amended and Restated Certificate of Incorporation of the Company, as amended, to restrict certain persons and entities from owning more than 14.9% of any class of capital stock of the Company.

Because there were sufficient votes at the Special Meeting to adopt the Interim Charter Amendment Proposal, adjournment of the Special Meeting to solicit additional proxies was unnecessary. Each proposal comprising the Interim Charter Amendment Proposal is described in detail in the Company’s prospectus and proxy statement, dated May 4, 2017, which was filed with the Commission on May 4, 2017 and first mailed to the Company’s stockholders on or about May 4, 2017. Stockholders owning a total of 19,368,328 shares voted at the Special Meeting, representing approximately 92.1% of the shares of the Company’s common stock issued and outstanding as of the record date for the Special Meeting.

The voting results for each item of business voted upon at the Special Meeting were as follows:

Proposal 1a: Proposal to amend and restate the Fourth Amended and Restated Certificate of Incorporation of the Company, as amended, to change the name of the Company to “Standard Diversified Opportunities Inc.”

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,199,468	157,895	10,965	0

Proposal 1b: Proposal to amend and restate the Fourth Amended and Restated Certificate of Incorporation of the Company, as amended, to increase the number of authorized shares of the Company’s Common Stock, $0.01 par value per share, from 50,000,000 to 330,000,000, of which 300,000,000 shall be a class of Common Stock designated as “Class A Common Stock” and 30,000,000 shall be a class of Common Stock designated as “Class B Common Stock,” which classes shall be identical except that (i) each share of Class B Common Stock shall entitle its holder of record to 10 votes per share and (ii) the shares of Class B Common Stock shall be convertible into shares of Class A Common Stock automatically upon the transfer of such shares of Class B Common Stock, with certain exceptions, or upon the affirmative vote of holders of two-thirds of the then-outstanding shares of Class B Common Stock or voluntarily by the holder of such shares of Class B Common Stock.

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,779,396	578,466	10,466	0

Proposal 1c: Proposal to amend and restate the Fourth Amended and Restated Certificate of Incorporation of the Company, as amended, to increase the number of authorized shares of the Company’s preferred stock, $0.01 par value per share, from 19,664,362 to 500,000,000, all of which shall be designated as blank check preferred stock.

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,799,751	558,511	10,066	0

Proposal 1d: Proposal to amend and restate the Fourth Amended and Restated Certificate of Incorporation of the Company, as amended, to cause the re-classification of the Company’s current Common Stock issued and outstanding or held as treasury stock, such that every 25 shares of such current Common Stock shall be reclassified as, and shall become, one fully paid and nonassessable share of Class A Common Stock.

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,647,377	390,179	10,072	4,320,700

Proposal 1e: Proposal to amend and restate the Fourth Amended and Restated Certificate of Incorporation of the Company, as amended, to require that, for a period of 18 months from the effective time of the filing of the Fifth Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware, any merger, consolidation, share exchange or similar transaction as a result of which Standard General L.P. and its affiliates, individually or in the aggregate, would own ninety-five percent (95%) or more of the issued and outstanding shares of the Class B Common Stock and Class A Common Stock of the Company, shall require the approval of the holders of a majority of the shares of Class A Common Stock held by stockholders of the Company other than Standard General L.P. and its affiliates, and that for such 18-month period, any amendment to such requirement would require the approval of the holders of a majority of the shares of

Class A Common Stock held by the stockholders of the Company other than Standard General L.P. and its affiliates.

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,907,591	129,750	10,287	4,320,700

Proposal 1f: Proposal to amend and restate the Fourth Amended and Restated Certificate of Incorporation of the Company, as amended, to permit the stockholders to act by written consent of a majority of the total votes eligible to be cast at a duly constituted meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,725,115	311,941	10,572	4,320,700

Proposal 1g: Proposal to amend and restate the Fourth Amended and Restated Certificate of Incorporation of the Company, as amended, to allow for a special meeting of the stockholders to be called by (i) the majority of the board of directors, (ii) the chairman of the board of directors, (iii) the president of the Company, without approval of the disinterested directors if at such time the meeting is called there is a stockholder or affiliate of such stockholder that beneficially owns at least 15% of the voting power of the Company’s stock, or (iv) stockholders holding a majority of the total votes eligible to be cast by the stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,717,715	319,741	10,172	4,320,700

Proposal 1h: Proposal to amend and restate the Fourth Amended and Restated Certificate of Incorporation of the Company, as amended, to restrict certain persons and entities from owning more than 14.9% of any class of capital stock of the Company.

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,697,127	345,814	4,687	4,320,700

Proposal 2: Proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve any of Proposals #1A through #1H, or the Charter Amendment Proposals, or the Proposal to Adjourn or Postpone the Special Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,874,258	484,061	10,009	0

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Exhibits

3.1	Fifth Amended and Restated Certificate of Incorporation of the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD DIVERSIFIED OPPORTUNITIES INC.

Date: May 31, 2017	By:	/s/ Kevin J. Bratton
Name: Kevin J. Bratton
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

3.1	Fifth Amended and Restated Certificate of Incorporation of the Registrant